UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 26, 2023

THE REAL GOOD FOOD COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41025	87-1280343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Executive Campus, Suite 155

Cherry Hill, NJ 08002

(Address of Principal Executive Offices; Zip Code)

(856) 644-5624

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A common stock $0.0001 par value per share	RGF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

The Board of Directors of The Real Good Company, Inc. (the “Company”) has determined to hold the Company’s annual general meeting of shareholders (the “Annual Meeting”) on Wednesday August 16, 2023 at a time and place to be specified in the Company’s proxy materials for the Annual Meeting.

Because the scheduled date of the Annual Meeting is more than 30 days after the anniversary date of the Company’s 2022 annual general meeting of shareholders, prior deadlines regarding the submission of shareholder proposals under Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Annual Meeting are no longer applicable. Pursuant to Rule 14a-5(f) under the Exchange Act, the Company is providing notice of certain revised deadlines for the submission of such shareholder proposals in connection with the Annual Meeting. In order for a shareholder proposal submitted pursuant to Rule 14a-8 to be considered timely for inclusion in the Company’s proxy statement and form of proxy for the Annual Meeting, such proposal must be received by the Company by June 15, 2023. The Company has determined this to be a reasonable time prior to the printing and mailing of our definitive proxy statement for the Annual Meeting. Any such proposals must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Rule 14a-8, in order to be eligible for inclusion in the Company’s proxy materials for the Annual Meeting. Shareholders should submit proposals to the Company’s executive offices, 3 Executive Campus, Cherry Hill, NJ 08002, Attention: Corporate Secretary. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The deadline for shareholder proposals other than pursuant to Rule 14a-8 under the Company’s bylaws (including director nominations and other business), which was previously disclosed in the Company’s 2022 proxy statement, has not changed and has already passed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REAL GOOD FOOD COMPANY, INC.

Date: May 26, 2023	By:	/s/ Gerard G. Law
Gerard G. Law
Chief Executive Officer